Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT AND WAIVER

This AMENDMENT NO. 5 TO CREDIT AGREEMENT AND WAIVER (this “Amendment”) dated as of August 3, 2021, is made among CHARAH SOLUTIONS, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”), the Lenders party hereto (each, a “Consenting Lender”), and the undersigned Guarantors. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

RECITALS:

A. The Borrower, the Guarantors, the Administrative Agent and certain financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Credit Agreement dated as of September 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a Revolving Facility and a Term Facility.

B. The Borrower has requested that Administrative Agent and the Lenders waive compliance with the financial covenants set forth in Sections 7.11(a) and (b) of the Credit Agreement for the measurement period ended June 30, 2021 and amend such financial covenants for the measurement period ending September 30, 2021, and the Administrative Agent and the Consenting Lenders are willing to do so on the terms and conditions set forth herein.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, as of the date on which this Amendment becomes effective, the parties hereto hereby agree that the Credit Agreement shall be amended as follows:

(a) Section 7.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

(a) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio at any time during the periods set forth below to be greater than the ratio set forth below opposite such period:

Period	Maximum Consolidated Net Leverage Ratio
December 31, 2020 through September 30, 2021	5.50 to 1.00
October 1, 2021 through December 30, 2021	4.50 to 1.00
December 31, 2021 and thereafter	3.50 to 1.00

(b) Section 7.11(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of the Measurement Period ending March 31, 2021 to be less than 1.00 to 1.00, as of the end of the Measurement Period ending June 30, 2021 to be less than 1.20 to 1.00, as of the end of the Measurement Period ending September 30, 2021 to be less than 1.10 to 1.00 and as of the end of each Measurement Period ending thereafter to be less than 1.20 to 1.00.

Section 2. Waiver. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Lenders hereby waive compliance with Sections 7.11(a) and (b) of the Credit Agreement for the four fiscal quarter period ended June 30, 2021. The waiver set forth in this Section 2 is limited to the extent specifically set forth above and shall in no way serve to waive any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of the Borrower, other than as expressly set forth above. The Borrower hereby consents, acknowledges and agrees to the waiver set forth herein and hereby confirms and ratifies in all respects the Credit Agreement as amended hereby and the enforceability of such Credit Agreement against the Borrower in accordance with its terms.

Section 3. Effectiveness; Conditions Precedent. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Effective Date”):

(a) the Administrative Agent’s receipt of this Amendment, duly executed by the Borrower, the Administrative Agent, and the Required Lenders (which counterparts may be delivered by facsimile, electronic email or other electronic means (including PDF) with originals to follow) in form and substance reasonably satisfactory to the Administrative Agent;

(b) the Borrower shall have prepaid not less than $5,000,000 of the principal balance of the Closing Date Term Loans outstanding under the Credit Agreement as of July 29, 2021 (together with accrued interest thereon and other amounts payable in connection therewith as provided in Section 2.05(a) of the Credit Agreement) and shall have instructed the Administrative Agent to apply such prepayment to the principal installments of the Closing Date Term Loans in inverse order of maturity; and

(c) the Administrative Agent’s receipt of the work fee in the amount of $2,000,000 earned in connection with Amendment No. 3 to the Credit Agreement, to be paid to each Lender that consented to Amendment No. 3 on a pro rata basis in proportion to the Total Credit Exposure (at the time of execution of Amendment No. 3) of such Lender (or its assignees) to the aggregate Total Credit Exposure (at the time of execution of Amendment No. 3) of all such consenting Lenders (or their assignees), it being understood and agreed that the Borrower’s payment of such work fee in accordance with this Amendment shall satisfy in full the Borrower’s corresponding payment obligations with respect thereto arising under the fee letter executed in connection with Amendment No. 3 to the Credit Agreement.

Section 4. Representations and Warranties. In order to induce the Administrative Agent and the Consenting Lenders to enter into this Amendment, the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, or in any document furnished at any time under or in connection therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof, except in each case (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (B) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) thereof, respectively;

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(b) Since the date of the most recent financial reports of the Borrower and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred that is continuing.

Section 5. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

Section 6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time other than as expressly set forth herein, or (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any Loan Party or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.

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Section 9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

Section 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

Section 11. Costs and Expenses. In accordance with Section 11.04(a) of the Credit Agreement, the Borrower hereby agrees to pay on demand all reasonable and documented out-of-pocket expenses of the Administrative Agent (including the reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution and delivery of this Amendment and any other related documents.

Section 12. Release; Indemnification.

(a) Release. In further consideration of the Administrative Agent’s and the Consenting Lenders’ execution of this Amendment, the Borrower and the Guarantors, individually and on behalf of their successors (including any trustees or any debtor-in-possession acting on behalf of the Borrower or a Guarantor), assigns, subsidiaries and affiliates, hereby forever release the Administrative Agent, the Lenders and their successors, assigns, parents, subsidiaries, and affiliates and their officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), and obligations of every nature whatsoever (other than any obligations to advance Loans under and in accordance with the Credit Agreement), whether liquidated or unliquidated, whether matured or unmatured, whether fixed or contingent that the Borrower or any Guarantor has or may have against the Releasees, or any of them, in each case which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the date hereof (including with respect to the Obligations, any Collateral and any third parties liable in whole or in part for the Obligations); provided that neither the Borrower nor any Guarantor is waiving any defense to expense reimbursement or indemnification expressly set forth in Section 11.04 of the Credit Agreement. This provision shall survive and continue in full force and effect whether or not the Borrower shall satisfy all other provisions of the Credit Agreement or the other Loan Documents.

(b) Related Indemnity. The Borrower and each Guarantor hereby agree that its release of the Releasees set forth in Section 11(a) shall include an obligation to indemnify and hold the Releasees, or any of them, harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including officers, directors, agents, trustees, creditors, partners or shareholders of the Borrower or any Guarantor or any parent, subsidiary or affiliate of the Borrower or such Guarantor, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation, common law principle or otherwise arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith; provided, that the Borrower shall not be liable for any indemnification to a Releasee to the extent that any such liability, obligation, loss, penalty, action, judgment, suit, cost, expense or disbursement results from (i) the applicable Releasee’s gross negligence, willful misconduct or breach in bad faith, as finally determined by a court of competent jurisdiction, (ii) a claim brought by the Borrower or any other Guarantor against an Indemnitee for a material breach in bad faith of such Releasee’s obligations under the Credit Agreement or under any other Loan Document if the Borrower

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or such Guarantor has obtained a final, non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (iii) a dispute solely among the Releasees and not arising out of any act or omission of the Borrower or any of its Subsidiaries or Affiliates (other than any claim against an Indemnitee in its capacity or in fulfilling its role as an Arranger, the Administrative Agent, the Swingline Lender or an L/C Issuer under the Credit Agreement). The foregoing indemnity shall survive the payment in full of the Obligations and the termination of the Credit Agreement and the other Loan Documents.

Section 13. Reaffirmation.

(a) Each Loan Party hereby acknowledges that it expects to realize substantial direct and indirect benefits as a result of this Amendment.

(b) Each Loan Party hereby acknowledges its receipt of this Amendment and its review of the terms and conditions hereof, and consents to the terms and conditions of this Amendment and the transactions contemplated herein.

(c) Each Loan Party hereby (i) affirms and confirms each of its guarantees, pledges, grants and other agreements under each Collateral Document, (ii) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (iii) agrees that, notwithstanding the effectiveness of this Amendment, each Security Document and all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Secured Obligations.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHARAH SOLUTIONS, INC., a Delaware corporation

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

GUARANTORS:

ASH MANAGEMENT SERVICES, LLC, a Kentucky limited liability company

By:	Charah, LLC
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

CHARAH MANAGEMENT LLC, a Delaware limited liability company

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

CHARAH PLANT SERVICES, LLC, a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

CHARAH SOLE MEMBER LLC, a Delaware limited liability company

By:	Charah Management LLC,
its sole member and managing member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

CHARAH, LLC, a Kentucky limited liability company

By:	Charah Sole Member LLC,
its sole member and sole manager

By:	Charah Management LLC,
its sole member and managing member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

MERCURY CAPTURE BENEFICIATION, LLC, a Delaware limited liability company

By:	Charah, LLC its sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

MERCURY CAPTURE INTELLECTUAL PROPERTY, LLC, a Delaware limited liability company

By:	Charah, LLC its sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

NUTEK MICRO-GRINDING, LLC, a Connecticut limited liability company

By: Charah, LLC its sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

SCB INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company

By: Charah, LLC its sole member and sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

SCB TRADING, LLC, a Connecticut limited liability company

By: Charah, LLC its sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Denise Jones
Name:	Denise Jones
Title:	Vice President

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ G. Christopher Miller
Name:	G. Christopher Miller
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Arthur E. Cutler
Name:	Arthur E. Cutler
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

FIRST HORIZON BANK, a Tennessee banking corporation, successor by conversion to First Tennessee Bank National Association, a national banking, as a Lender

By:	/s/ Jim Hennigan
Name:	Jim Hennigan
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

PINNACLE BANK, as a Lender

By:	/s/ William L. Fuson
Name:	William L. Fuson
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Heyson
Name:	David C. Heyson
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 5 to Credit Agreement

Signature Page

ALCOF II NUBT, L.P., as a Lender

By: Arbour Lane Fund II GP, LLC

Its: General Partner

By:	/s/ Dan Galanter
Name: Dan Galanter
Title: Manager